UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 3, 2025 (December 30, 2024)

AUDDIA INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40071	45-4257218
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2100 Central Avenue, Suite 200
Boulder, Colorado	80301
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 219-9771

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock	AUUD	Nasdaq Stock Market
Common Stock Warrants	AUUDW	Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On December 30, 2024, the Company held its 2024 Annual Meeting of Stockholders.

The matters voted upon at the Annual Meeting and the results of such voting are set forth below.

Proposal 1 — Election of five directors to serve a term ending at the 2025 annual meeting, in each case until their respective successors are duly elected and qualified.

Nominee	Votes For	Withheld	Broker Non-Votes
Jeffrey Thramann	272,638	162,996	2,136,960
Michael Lawless	274,838	160,796	2,136,960
Stephen Deitsch	254,409	181,225	2,136,960
Timothy Hanlon	264,096	171,538	2,136,960
Thomas Birch	254,413	181,221	2,136,960

All five director nominees were duly elected.

Proposal 2 — Ratification of appointment of independent registered accounting firm – Haynie & Company

Votes For	Votes Against	Abstain	Broker Non-Votes
2,089,920	316,432	166,240	0

Proposal 2 was approved.

Proposal No. 3 — To grant the board of directors discretionary authority regarding a proposed reverse stock split.

Votes For	Votes Against	Abstain	Broker Non-Votes
1,583,844	827,856	160,894	0

Proposal 3 was approved.

Proposal 4 – Approval of the issuance of shares pursuant to the Company’s equity line

Votes For	Votes Against	Abstain	Broker Non-Votes
201,426	99,905	134,303	2,136,960

Proposal 4 was approved.

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Proposal 5 – Approval of the issuance of shares pursuant to the Company’s Series B convertible preferred stock and related common stock warrants

Votes For	Votes Against	Abstain	Broker Non-Votes
203,135	86,315	146,184	2,136,960

Proposal 5 was approved.

Proposal 6 – Approval of the issuance of shares in connection with the retirement and conversion of the Company’s previously outstanding secured bridge notes

Votes For	Votes Against	Abstain	Broker Non-Votes
205,046	84,562	146,026	2,136,960

Proposal 6 was approved.

Proposal 7 – Approval of an amendment to our 2020 equity incentive plan

Votes For	Votes Against	Abstain	Broker Non-Votes
199,552	106,774	129,308	2,136,960

Proposal 7 was approved.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUDDIA INC.

January 3, 2025	By:	/s/ John Mahoney
Name: John Mahoney
Title: Chief Financial Officer

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